Exhibit 99.2
FIRST SUPPLEMENTAL INDENTURE
          FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of December 11, 2006, among Lamar Media Corp., a Delaware corporation (the “Issuer”), the Guarantors and The Bank of New York Trust Company, N.A., as trustee under the Indenture (the “Trustee”). Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.
WITNESSETH
          WHEREAS, each of the Issuer and the Guarantors has heretofore executed and delivered to the Trustee an Indenture (the “Indenture”), dated as of August 16, 2005, pursuant to which $400,000,000 aggregate principal amount of 6 5/8% Senior Subordinated Notes due 2015 (the “Notes”) were issued;
          WHEREAS, Section 8.02 of the Indenture permits the execution of supplemental indentures to amend or supplement any provision in the Indenture of the Notes with the written consent of Holders of not less than a majority in aggregate principal amount of the outstanding Notes; and
          WHEREAS, all of the conditions set forth in Section 12.04 of the Indenture with respect to the execution, delivery and validity of this Supplemental Indenture have been performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized.
          NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:
Section 1.01. Amendment of Certain Sections of Indenture.
          Subject to the other provisions hereof, the Indenture is hereby amended and supplemented in the following respects:
          (a) Section 4.17 of the Indenture is hereby amended and restated in its entirety as follows:
     “Section 4.17. Guarantees of Certain Indebtedness.
          The Company will not permit any of the Restricted Subsidiaries (other than the Guarantors) to (a) incur, guarantee or secure through the granting of Liens the payment of any Indebtedness of the Company or any other Restricted Subsidiary), (b) pledge any intercompany notes representing obligations of any of the Restricted Subsidiaries to secure the payment of any Indebtedness of the Company or (c) subject to the succeeding paragraph of this Section 4.17, incur or guarantee any Indebtedness under Section 4.10 or under clause (i) of the definition of Permitted Indebtedness, in each case unless such Restricted Subsidiary, the Company and the Trustee execute and deliver a supplemental indenture evidencing such Restricted Subsidiary’s Guarantee of the Notes pursuant to Article 10 of this Indenture. Thereafter, such Restricted Subsidiary shall be a Guarantor for all purposes of this Indenture.

          Notwithstanding anything in clause (c) of the first sentence of this Section 4.17 to the contrary, any Restricted Subsidiary which is organized in a jurisdiction other than the United States of America, any state thereof or the District of Columbia may incur or guarantee Indebtedness under Section 4.10 or under clause (i) of the definition of Permitted Indebtedness without executing and delivering a supplemental indenture evidencing such Restricted Subsidiary’s guarantee of the Notes pursuant to Article 10 of this Indenture, provided that all such Indebtedness so incurred or guaranteed by such Restricted Subsidiaries which have not executed and delivered such supplemental indentures shall not exceed $50 million in principal amount outstanding at any time. Nothing in the preceding sentence shall restrict in any manner the ability of any Restricted Subsidiary referred to in the preceding sentence from incurring or guaranteeing Indebtedness otherwise permitted under any other provision of this Indenture.”
Section 2.01. Ratification of Indenture; Supplemental Indenture as Part of Indenture.
          Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. Upon the execution and delivery of this Supplemental Indenture by the Issuer, the Guarantors and the Trustee, this Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder heretofore or hereafter authenticated and delivered shall be bound hereby. Any and all references to the Indenture, whether within the Indenture or in any notice, certificate or other instrument or document, shall be deemed to include a reference to this Supplemental Indenture (whether or not made), unless the context shall otherwise require.
Section 3.01. Governing Law.
          THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE.
Section 4.01. Trustee Acceptance.
          The Trustee accepts the Indenture, as supplemented hereby, and agrees to perform the same upon the terms and conditions set forth therein, as supplemented hereby. The recitals contained herein shall be taken as the statements of the Issuer and the Guarantors, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.
Section 5.01. Multiple Counterparts.
          The parties may sign multiple counterparts of this Supplemental Indenture. Each signed counterpart shall be deemed an original, but all of them together represent one and the same agreement.
Section 6.01. Headings.
          The headings of Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 7.01. Entire Agreement.
          This Supplemental Indenture, together with the Indenture as amended hereby, contains the entire agreement of the parties, and supersedes all other representations, warranties, agreements and understandings between the parties, oral or otherwise, with respect to the matters contained herein and therein.
Section 8.01. Rights as Set Forth Herein.
          Each party intends that this Supplemental Indenture shall not benefit or create any right or cause of action in any Person other than the parties hereto and the Holders.
Section 9.01. Trust Indenture Act Controls.
          If any provision of this Supplemental Indenture limits, qualifies or conflicts with another provision which is required to be included in this Supplemental Indenture by the TIA, the required provision shall control.
Section 10.01. Separability.
          Each provision of this Supplemental Indenture shall be considered separable and, if for any reason any provision which is not essential to the effectuation of the basic purpose of this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
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          IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed, and the Company’s corporate seal to be hereunto affixed and attested, all as of the date and year first written above.
Dated: December 11, 2006

LAMAR MEDIA CORP.
By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Vice President, Finance and Chief Financial Officer

AMERICAN SIGNS, INC.
COLORADO LOGOS, INC.
FLORIDA LOGOS, INC.
KANSAS LOGOS, INC.
LAMAR ADVERTISING OF COLORADO SPRINGS, INC.
LAMAR ADVERTISING OF KENTUCKY, INC.
LAMAR ADVERTISING OF MICHIGAN, INC.
LAMAR ADVERTISING OF OKLAHOMA, INC.
LAMAR ADVERTISING OF SOUTH DAKOTA, INC.
LAMAR ADVERTISING OF YOUNGSTOWN, INC.
LAMAR ADVERTISING SOUTHWEST, INC.
LAMAR BENCHES, INC.
LAMAR DOA TENNESSEE HOLDINGS, INC.
LAMAR DOA TENNESSEE, INC.
LAMAR ELECTRICAL, INC.
LAMAR FLORIDA, INC.
LAMAR I-40 WEST, INC.
LAMAR OBIE CORPORATION
LAMAR OCI NORTH CORPORATION
LAMAR OCI SOUTH CORPORATION
LAMAR OHIO OUTDOOR HOLDING CORP.
LAMAR OKLAHOMA HOLDING COMPANY, INC.
LAMAR PENSACOLA TRANSIT, INC.
LAMAR TEXAS GENERAL PARTNER, INC.
MICHIGAN LOGOS, INC.
MINNESOTA LOGOS, INC.
NEBRASKA LOGOS, INC.
NEVADA LOGOS, INC.
NEW MEXICO LOGOS, INC.
O. B. WALLS, INC.
OHIO LOGOS, INC.
OUTDOOR MARKETING SYSTEMS, INC.
PREMERE OUTDOOR, INC.
SOUTH CAROLINA LOGOS, INC.
TENNESSEE LOGOS, INC.
TLC PROPERTIES II, INC.
TLC PROPERTIES, INC.
UTAH LOGOS, INC.

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Vice President-Finance and Chief Financial Officer

DELAWARE LOGOS, L.L.C.
GEORGIA LOGOS, L.L.C.
KENTUCKY LOGOS, LLC
MAINE LOGOS, L.L.C.
MISSISSIPPI LOGOS, L.L.C.
MISSOURI LOGOS, LLC
NEW JERSEY LOGOS, L.L.C.
OKLAHOMA LOGOS, L.L.C.
VIRGINIA LOGOS, LLC
WASHINGTON LOGOS, L.L.C.

By:	Interstate Logos, L.L.C., its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Vice President-Finance and Chief Financial Officer

INTERSTATE LOGOS, L.L.C. THE LAMAR COMPANY, L.L.C.
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Vice President-Finance and Chief Financial Officer

LAMAR ADVERTISING OF LOUISIANA, L.L.C. LAMAR ADVERTISING OF PENN, LLC LAMAR TENNESSEE, L.L.C. LC BILLBOARD L.L.C.
By:	The Lamar Company, L.L.C., its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Vice President-Finance and Chief Financial Officer

LAMAR TEXAS LIMITED PARTNERSHIP
By:	Lamar Texas General Partner, Inc., its General Partner

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Vice President-Finance and Chief Financial Officer

TLC FARMS, L.L.C. TLC Properties, L.L.C.
By:	TLC Properties, Inc., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Vice President-Finance and Chief Financial Officer

OUTDOOR PROMOTIONS WEST, LLC TRIUMPH OUTDOOR RHODE ISLAND, LLC
By:	Triumph Outdoor Holdings, LLC, its Managing Member
By:	Lamar Central Outdoor, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Vice President-Finance and Chief Financial Officer

LAMAR ADVANTAGE GP COMPANY, LLC LAMAR ADVANTAGE LP COMPANY, LLC TRIUMPH OUTDOOR HOLDINGS, LLC
By:	Lamar Central Outdoor, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Vice President-Finance and Chief Financial Officer

LAMAR CENTRAL OUTDOOR, LLC
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Vice President-Finance and Chief Financial Officer

LAMAR AIR, L.L.C.
By:	The Lamar Company, L.L.C., its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Vice President-Finance and Chief Financial Officer

LAMAR T.T.R., L.L.C.
By:	Lamar Advertising of Youngstown, Inc., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Vice President-Finance and Chief Financial Officer

OUTDOOR MARKETING SYSTEMS, L.L.C.
By:	Outdoor Marketing Systems, Inc., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Vice President-Finance and Chief Financial Officer

OBIE BILLBOARD LLC
By:	Lamar Obie Corporation, its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Vice President-Finance and Chief Financial Officer

TEXAS LOGOS, L.P.
By:	Oklahoma Logos, L.L.C., its General Partner
By:	Interstate Logos, L.L.C., its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Vice President-Finance and Chief Financial Officer

LAMAR ADVANTAGE OUTDOOR COMPANY, L.P.
By:	Lamar Advantage GP Company, LLC, its General Partner
By:	Lamar Central Outdoor, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Vice President-Finance and Chief Financial Officer

LAMAR ADVANTAGE HOLDING COMPANY
By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Vice President-Finance and Chief Financial Officer

THE BANK OF NEW YORK TRUST COMPANY, N.A. as Trustee
By:	/s/ Christie Leppert
Authorized Signatory